UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 21, 2006

    First Community Corporation
(Exact Name of Registrant As Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina (Address of Principal Executive Offices)	29072 (Zip Code)

    (803) 951-2265
(Registrant's Telephone Number, Including Area Code)

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 21, 2006, the Board of Directors of First Community Corporation amended Article 2, Section 4 of the company’s bylaws to authorize electronic delivery of notice to shareholders. The following language was added to the end of Article 2, Section 4:

Electronic notice may be communicated to a shareholder by email or any other form of wire or wireless communication permitted by the South Carolina Business Corporation Act, so long as the form of notice has been consented to in writing by the shareholder. In addition, so long as the Corporation is a public corporation (as defined in the South Carolina Business Corporation Act), a notice to a shareholder which accompanies a proxy statement or information statement is effective when it is addressed and mailed or transmitted in any manner which satisfies the applicable rules of the Securities and Exchange Commission requiring delivery of a proxy statement including, without limitation, rules regarding delivery to shareholders sharing an address and implied consent to such delivery.

A complete copy of the company’s amended and restated bylaws is attached hereto as Exhibit 3.2.

ITEM 9.01. Financial Statements and Exhibits

(c)    Exhibits

Exhibit No.        Exhibit

3.2                     Amended and Restated Bylaws of First Community Corporation dated November 21, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION By: /s/ Joseph G. Sawyer Name: Joseph G. Sawyer Title: Chief Financial Officer

Dated: November 30, 2006

EXHIBIT INDEX

Exhibit
Number   Description

3.2 Amended and Restated Bylaws of First Community Corporation dated November 21, 2006.

4